UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): October 28, 2026

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on July 6, 2026, XWELL, Inc., a Delaware corporation (“XWELL” or the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and among XWELL, XpresSpa Holdings, LLC, a Delaware limited liability company (“XpresSpa”), XpresTest, Inc., a Delaware corporation (“XpresTest” and, together with XpresSpa Holdings, the “Divestiture Companies”), and Express Wellness Group, LLC, a Delaware limited liability company (the “Buyer”), in accordance with the terms and subject to the conditions of which, among other things, XWELL will sell, assign, transfer and convey to the Buyer all of XWELL’s equity interests in the Divestiture Companies (the “Sale”).

Item 5.07	Submission of Matters to a Vote of Security Holders

In connection with the Sale, XWELL held a special meeting of XWELL stockholders on October 28, 2026 (the “Special Meeting”), at which the XWELL stockholders voted on the proposals set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 8, 2026 (as amended, the “Proxy Statement”) and first mailed to the XWELL stockholders on October 8, 2026. The final voting results regarding each proposal are set forth below. There were 10,620,883 shares of XWELL common stock outstanding and entitled to vote as of October 7, 2026. 5,708,101 shares of XWELL common stock were represented in person or by proxy at the Special Meeting, representing 53.74% of the total voting power of the Company, which constituted a quorum.

Proposal No. 1: To approve and adopt the Purchase Agreement by and among the Company, XpresSpa, the Divestiture Companies, and the Buyer, and to approve the Sale (“Proposal No. 1”).

This proposal was approved by the requisite vote of XWELL stockholders.

For	Against	Abstain
5,423,862	100,417	16,367

Proposal No. 2: To approve, on a non-binding, advisory basis, certain compensation that will or may become payable to the Company’s named executive officers in connection with the Sale (“Proposal No. 2”).

This proposal was approved by the requisite vote of XWELL stockholders.

For	Against	Abstain
5,055,439	478,104	7,101

Proposal No. 3: To approve the increase of the number of shares of Common Stock reserved for issuance under the XWELL, Inc. 2020 Plan from 3,125,000 to 4,346,134 (“Proposal No. 3”).

This proposal was approved by the requisite vote of XWELL stockholders.

For	Against	Abstain
5,202,067	333,954	4,622

Proposal No. 4: To approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, to solicit additional votes in the event that there are insufficient shares present virtually or represented by proxy voting in favor of the foregoing proposals (“Proposal No. 4”).

This proposal was approved by the requisite vote of XWELL stockholders; however, adjournment of the Special Meeting was not necessary because there were sufficient votes to approve Proposal Nos. 1 through 3.

For	Against	Abstain
5,442,299	255,390	10,412

Forward-Looking Statements

This Current Report on Form 8-K and any exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) concerning XWELL, the Buyer, the proposed Sale and other matters. All statements other than statements of historical fact contained in this Current Report on Form 8-K are “forward-looking statements” for purposes of this Current Report on Form 8-K. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be accomplished. These statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as anticipate, believe, could, estimate, expect, intend, may, plan, potential, target, predict, project, contemplate, should, will, would, continue, assume, forecast, future, strategy, might, or the negative or plural of those terms or other similar expressions.

These forward-looking statements are subject to risks and uncertainties, as described more particularly in the definitive proxy statement that XWELL has filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed Sale. Any forward-looking statement in this Current Report on Form 8-K reflects our current view with respect to future events, speaks only as of the date of this Current Report on Form 8-K, and is subject to these and other risks, uncertainties, and assumptions. Given these uncertainties, you should not rely on these forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our information may be incomplete or limited, and we cannot guarantee future results. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, we do not plan, and assume no obligation, to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. We qualify all of our forward-looking statements by these cautionary statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2026

XWELL, Inc.

By:	/s/ Ezra T. Ernst
	Name:	Ezra T. Ernst
	Title:	President and Chief Executive Officer